UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2016

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 28, 2016, the Company held its annual meeting of the Company’s shareholders (the “Annual Meeting”) in Joplin, Missouri. At the Annual Meeting, the shareholders of the Company (1) elected three directors for three year terms, (2) ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 31, 2016 and (3) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

The final voting results are set forth below:

	Shares Voted
	For	Against	Abstentions	Broker Non- Votes
Election of directors for a term of three years each:
Ross C. Hartley	26,245,941	1,063,595	—	10,511,584
Herbert J. Schmidt	26,710,795	598,741	—	10,511,584
C. James Sullivan	26,690,382	619,154	—	10,511,584

	For	Against	Abstentions	Broker Non- Votes
Ratification of Independent Auditors:	37,227,142	442,321	151,657	—

	For	Against	Abstentions	Broker Non- Votes
Non-binding advisory approval of the compensation of the named executive officers as disclosed in the proxy statement:	25,333,542	1,608,011	367,983	10,511,584

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ Laurie A. Delano
		Name:	Laurie A. Delano
		Title:	Vice President - Finance & Chief
Financial Officer

Dated: April 29, 2016